UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2012

LIFE NUTRITION PRODUCTS, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-34274	42-1743717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Broad Street, 7th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 797-7833

c/o 30A Vreeland Road, Suite 230
 Florham Park, New Jersey 07932
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On March 26, 2012, Life Nutrition Products, Inc. (the “Company”) notified Rosenberg Rich Baker Berman & Company (“RRBB”) that the Company had dismissed RRBB as its independent registered public accounting firm.  The dismissal of RRBB was approved by the Company’s Board of Directors.

 RRBB was engaged by the Company on May 10, 2011 to be the Company’s independent registered public accounting firm and, consequently, RRBB never performed an audit of the Company’ financial statements.

Through the date of dismissal: (i) the Company had no disagreement with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of RRBB, would have caused it to make reference thereto in connection with their reports on the Company’s financial statements for such years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RRBB with a copy of the above disclosures and requested that RRBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  The response from RRBB is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 28, 2011, the Board of Directors of the Company engaged the firm of Wei, Wei & Co., LLP (“WEI WEI”) to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements and review the Company’s interim financial statements contained in its quarterly reports on Form 10-Q, commencing with the quarter ending March 31, 2012.

During the Company’s interim period preceding the engagement of WEI WEI, the Company has not consulted with WEI WEI regarding either: (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and RRBB as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated March 28, 2012 from Rosenberg Rich Baker Berman & Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE NUTRITION PRODUCTS, INC.
(Registrant)

Dated: March 30, 2012	By:	/s/ Chu Zhanjun
Chu Zhanjun,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated March 28, 2012 from Rosenberg Rich Baker Berman & Company